Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of IMPAC Medical Systems, Inc. for the quarterly period ended June 30, 2003 (the “Report”), I, Joseph K. Jachinowski, Chairman of the Board and Chief Executive Officer of IMPAC Medical Systems, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of IMPAC Medical Systems, Inc.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-Q.

August 5, 2003	/s/ JOSEPH K. JACHINOWSKI
Joseph K. Jachinowski Chairman of the Board, President and Chief Executive Officer

A signed original of this written statement required by § 906 has been provided to IMPAC Medical Systems, Inc. and will be retained by IMPAC Medical Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.